Exhibit 99.1

For Immediate Release

MFA Financial, Inc. Provides Company Update

NEW YORK, April 10, 2020 /PRNewswire/ -- MFA Financial, Inc. (NYSE:MFA) (the “Company”) announced today the following updates with respect to its business operations.

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Forbearance Agreement. On April 10, 2020, the Company and its repurchase agreement counterparties holding a significant majority of its outstanding repurchase obligations entered into a Forbearance Agreement. On March 24, 2020, the Company had announced that due to the turmoil in the financial markets resulting from the COVID-19 pandemic, the Company was engaged in discussions with its financing counterparties regarding forbearance with respect to the Company’s obligations under its repurchase agreement financing arrangements, which were approximately $9.5 billion as of March 20, 2020.

Since the date of that announcement through April 9, 2020, the Company’s indebtedness under such arrangements has decreased to approximately $5.8 billion. This reduction occurred as a result of sales of certain assets and the payoff of the associated repurchase agreement obligations.

Additional details regarding the Forbearance Agreement include:

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Participating counterparties to the Forbearance Agreement represent repurchase obligations of an aggregate of $4.8 billion, or 83%, of repurchase agreement obligations outstanding as of the date of the Forbearance Agreement. In addition, the Company believes that it has good working relationships with certain other counterparties that are not participating in the Forbearance Agreement, representing the remaining 17% of total repurchase obligations.

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In connection with the Forbearance Agreement, the Company also granted the participating counterparties a security interest in Company assets that were unencumbered prior to the Forbearance Agreement, including residential whole loans, real estate owned, unrestricted cash and other assets with an estimated market value as of the date of the Forbearance Agreement of approximately $1.3 billion.

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Counterparties have agreed to forbear from exercising any rights or remedies for 15 days (unless terminated sooner upon the occurrence of certain events) under their respective repurchase agreements, including selling collateral to enforce margin calls. The Forbearance Agreement provides the Company with the ability, subject to counterparty consent, to extend forbearance for up to an additional 75 days, subject to the Company’s ongoing compliance with various obligations.

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During the period covered by the Forbearance Agreement, the Company intends to continue to pursue asset sales and explore other potential transactions to reduce its obligations under its repurchase agreements and raise cash to bolster its liquidity.

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Liquidity and Portfolio Update. In response to the unprecedented market conditions experienced since mid-March, the Company has taken steps to manage and de-lever its portfolio and generate liquidity, particularly in relation to its investments in certain residential mortgage securities. Specific actions taken by the Company include:

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Sales of residential mortgage assets generating proceeds of $3.5 billion, which were used to reduce the associated repurchase agreement obligations. The Company has disposed of approximately $2.9 billion of residential mortgage securities, including $1.4 billion of Agency MBS, $1.3 billion of Non-Agency MBS and $44.7 million of CRT securities. In addition, the Company disposed of $659.9 million of residential whole loans and $136.8 million of MSR-related assets. As a result of these collective actions, the Company has reduced its overall exposure to unpaid margin calls by approximately 43%.

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The Company unwound all of its approximately $4.1 billion of swap hedging transactions, which resulted in the recovery of approximately $33.0 million of cash margin that had been posted with the relevant exchange during the period those transactions were outstanding.

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Cash and liquidity update. As of April 9, 2020, the Company had total cash balances of $423.4 million, including unrestricted cash balances prior to the effectiveness of the Forbearance Agreement, totaling $225.3 million. Settlement on April 13, 2020, of certain sale transactions executed this week is expected to result in further net cash receipts of approximately $49.3 million. In addition, the Company has cash on deposit with repurchase agreement counterparties totaling $198.1 million, primarily reflecting margin posted prior to entering into Forbearance Agreement discussions.

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Book value per common share. Through March 31, 2020, the Company estimates that GAAP book value per common share has decreased approximately 35-40% since December 31, 2019, to between $4.22 and $4.58, and its Economic book value per share, a non-GAAP financial measure, has decreased approximately 45-50% since December 31, 2019, to between $3.72 and $4.09.

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Business Continuity. The Company has fully implemented its Business Continuity Plan and has transitioned completely to a remote work environment to address the operating risks associated with the global COVID-19 pandemic, has thus far not experienced any significant changes from normal working patterns, and continues to take decisive action to best position the Company's business and portfolio.

About MFA Financial, Inc.

MFA Financial, Inc. is a real estate investment trust primarily engaged in the business of investing, on a leveraged basis, in residential mortgage assets, including residential mortgage-backed securities and residential whole loans.

Cautionary Language Regarding Forward-Looking Statements

When used in this report or other written or oral communications, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “could,” “would,” “may” or similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and, as such, may involve known and unknown risks, uncertainties and assumptions. Statements regarding the following subjects, among others, may be forward-looking: the Company’s estimates of its outstanding borrowings under its financing arrangements, uncertainties related to negotiations with the Company’s financing counterparties including with respect to any forbearance agreement and the timing of any such agreement or the terms thereof, and other financial and operational metrics included herein. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results and outcomes could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, risks related to the Forbearance Agreement, including the duration of such agreement, the Company’s ability to meet its ongoing obligations under such agreement, and the Company’s ongoing discussions with nonparticipating counterparties, the Company’s ability to accurately estimate its first quarter book value per common share, its portfolio composition and cash balances and unencumbered assets (particularly in light of the highly volatile and uncertain market conditions), the Company’s ability to accurately estimate its outstanding borrowings under its financing arrangements, changes in interest rates, changes in default rates, changes in the yield curve, changes in prepayment rates, the availability and terms of financing, changes in the market value of our assets, general economic conditions, conditions in the market for our residential mortgage backed securities, residential whole loans, residential mortgage securities, MSR-related assets and other assets, the timing and amount of distributions to our stockholders, our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, conditions in the real estate market, legislative and regulatory changes that could adversely affect the business of the Company and the ongoing spread and economic and operational effects of the COVID-19 virus. Additional information concerning these and other risk factors are contained in the Company’s filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent filings. All information in this press release is as of April 10, 2020. The Company undertakes no duty to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Investor Contact:    InvestorRelations@mfafinancial.com
MFA Investor Relations
212-207-6488